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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                              Sturgis Bancorp, Inc.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                                 PROXY MATERIALS
                              STURGIS BANCORP, INC.
                              125 East Chicago Road
                                Sturgis, MI 49091
                                 (269) 651-9345

                -------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 27, 2004
               --------------------------------------------------

       The Annual Meeting of Stockholders of Sturgis Bancorp, Inc. ("Company"), will be held at the Sturges-Young Auditorium, 201 N. Nottawa Road, Sturgis, Michigan on Tuesday, April 27, 2004 at 1:30 p.m.

       A Proxy and a Proxy Statement for the Meeting are enclosed.

       The Meeting is for the purpose of considering and acting upon:

       1.     The election of two (2) directors of the Company;

       2. The ratification of the appointment of Plante & Moran, PLLC as Independent Public Accountants for the Company for the fiscal year ending December 31, 2004.

       3. Such other matters as may properly come before the Meeting or any adjournment thereof.

       NOTE: The Board of Directors is not aware of any other business to come before the meeting.

       Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 15, 2004 are the Stockholders entitled to vote at the Meeting and any adjournments thereof.

       You are requested to fill in and sign the accompanying form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Brian P. Hoggatt
                                            Secretary

Sturgis, Michigan
March 26, 2004

                                 PROXY STATEMENT
                                       OF
                              STURGIS BANCORP, INC.
                              125 East Chicago Road
                             Sturgis, Michigan 49091

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2004

       Sturgis Bancorp, Inc. (the "Company") is a financial holding company under the Bank Holding Company Act of 1956, as amended. The Company was formed on December 11, 2001 when the shareholders of Sturgis Bank and Trust Company (the "Bank") approved the reorganization of the Bank to become a wholly owned subsidiary of the Company. This reorganization was effective January 1, 2002. Throughout this Proxy Statement, Sturgis Bancorp, Inc. will be referred to as the Company and Sturgis Bank & Trust Company will be referred to as the Bank.

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturgis Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sturges-Young Auditorium, 201 N. Nottawa Road, Sturgis, Michigan, on Tuesday, April 27, 2004, at 1:30 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to Stockholders on or about March 26, 2004.

       In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any Stockholder's proposal to take action at such Meeting must be received at the Company's home office, at 125 East Chicago Road, Sturgis, Michigan 49091, no later than November 26, 2004. This deadline is calculated in accordance with SEC Rule 14a-8(e) (Question 5) which states that any such proposal must be received at the Company's principal executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. Any such proposal shall be subject to the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a shareholder proposal is not presented to the Company by February 9, 2005, SEC Rule 14a-4(c)(1) provides that the Company may use discretionary authority to vote on the matter.

       The Company has discretionary authority under its By-laws whether or not to call a vote on any matter, without discussion in the Proxy Statement, on any stockholder proposal for which it has notice, in writing, 5 days before the Annual Meeting. A shareholder may obtain a copy of the Company's By-laws by sending a request to Sturgis Bancorp, Inc., 125 E. Chicago Road, P.O. Box 600, Sturgis, Michigan 49091.


                              REVOCATION OF PROXIES

       Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A written notice of revocation of proxy should be sent to the Secretary at Sturgis Bancorp, Inc., 125 East Chicago Road, P.O. Box 600, Sturgis, Michigan 49091, and will be effective if received by the Secretary prior to the Meeting. A previously submitted proxy will also be revoked if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth under "PROPOSAL I--ELECTION OF DIRECTORS" and for "PROPOSAL II--RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2002."

                      COMPANY MAKING THE PROXY SOLICITATION

       This proxy solicitation is on behalf of the Company for the purposes set forth in this Proxy Statement and the costs associated with the Proxy Statement are being paid by the Company. No director of the Company has informed the Company in writing or otherwise that he intends to oppose any action intended to be taken by the Company in accordance with this Proxy Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       Stockholders of record as of the close of business on March 15, 2004 are entitled to one vote for each share then held. As of the March 15, 2004 record date, the Company had 2,809,285 shares of common stock, $1.00 par value, issued and outstanding ("Common Stock") of which each share is entitled to one vote.

       A majority of the outstanding shares of the Company entitled to vote, represented in person or proxy, shall constitute a quorum at the Meeting. Abstentions shall be included in a determination of a quorum, however, broker non-votes shall not be included.

       Stockholders may not cumulate their votes for the election of directors. The individuals with the most votes will be elected as directors.

       The ratification of Plante & Moran, PLLC shall be approved if the number of shares voting for the ratification, either in person or by proxy, exceeds the number of shares voting against.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHERS

Securities Holders of 5% or More
--------------------------------

       To the extent known to the Company, persons and groups owning in excess of 5% of the Company's Common Stock, as reported on Schedule 13G and Schedule 13D with the SEC are shown in the following tables.

                                            Schedule 13G

---------------- -------------------------------------- ------------------------- ------------------
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER   AMOUNT AND NATURE OF      PERCENT OF CLASS
                                                        BENEFICIAL OWNERSHIP
---------------- -------------------------------------- ------------------------- ------------------
Common Stock     Raymond H. Dresser, Jr.(1)               Total--141,775(2)
                 215 Haral Avenue                                                      5.0%
                 Sturgis, Michigan 49091                  Direct--89,175(2)
                                                           Indirect--52,600
---------------- -------------------------------------- ------------------------- ------------------
Common Stock     Newell A. Franks(3)                        Total--197,200
                 509 N. Lakeview Ave.                                                  7.0%
                 Sturgis, Michigan 49091                   Direct--197,200

---------------- -------------------------------------- ------------------------- ------------------

(1)    Gretchen M. Dresser, Raymond H. Dresser, Jr.'s spouse, filed a joint Schedule 13G with the
       Securities and Exchange Commission relating to these total shares on February 12, 2004.
(2)    Includes 600 shares of unexercised options.
(3)    Newell A. Franks filed a Schedule 13G with the Securities and Exchange Commission on February
       12, 2004. Newell A. Franks is also the father of director Lawrence A. Franks.

                                            Schedule 13G

---------------- -------------------------------------- ------------------------- ------------------
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER   AMOUNT AND NATURE OF      PERCENT OF CLASS
                                                        BENEFICIAL OWNERSHIP
---------------- -------------------------------------- ------------------------- ------------------
Common Stock     Tontine Financial Partners, L.P.(1)        Total--151,970
                 Tontine Management, LLC (2)                                           5.4%
                 Jeffrey L. Gendell                       Direct--151,970(3)
                 55 Railroad Avenue, 3rd Fl.
                 Greenwich, Connecticut 06830

---------------- -------------------------------------- ------------------------- ------------------

(1)    Tontine Financial Partners, L.P. is a limited partnership organized under the laws of the
       State of Delaware.
(2)    Tontine Management, LLC is a limited liability company organized under the laws of the State of Delaware.
(3)    As reported in Schedule 13D filed with the SEC on November 24, 2003, the shares of common stock of the Company are directly owned by Tontine Financial Partners, LP and neither Tontine
       Management, LLC nor Jeffrey Gendell directly own any shares of common stock of the Company.

The Schedule 13D filed on November 24, 2003 by Tontine Financial Partners, L.P.,
Tontine Management, LLC, and Jeffrey Gendell indicates that there is a shared power to vote or direct the vote of 151,970 shares of common stock of the Company. The Schedule 13D further states that Tontine Management is the general partner of Tontine Financial Partners and has the power to direct the affairs of Tontine Financial Partners, including decisions respecting the disposition of the proceeds from the sale of the shares of the Company. The Schedule 13D further indicates that Mr. Gendell is the managing member of Tontine Management and in that capacity directs its operations.

Security Ownership of Management
--------------------------------

       The following table indicates as of March 15, 2004 beneficial ownership by all current directors, executive officers and nominees for director of the Company's Common Stock individually and as a group. The Company has only one class of common stock outstanding.

          Name and Address of   Shares of Common    Shares which may    Total Shares of   Percent of Shares of
             Beneficial Owner     Stock Directly         be acquired    Stock deemed as           Common Stock
                                   or Indirectly      within 60 days              being        Outstanding and
                                       Owned (1)    upon exercise of       Beneficially     Deemed Outstanding
                                                       stock options              Owned                    (2)
  ---------------------------- ------------------ ------------------- ------------------ ----------------------

      Raymond H. Dresser, Jr.            141,175                 600            141,775                  4.96%
             215 Haral Avenue
            Sturgis, MI 49091

               Eric L. Eishen              9,002              13,514             22,516                   .79%
                  284 Kruszka
            Bronson, MI 49028

            Leonard L. Eishen             79,673              16,378             96,051                  3.36%
        66002 Knollwood Drive
            Sturgis, MI 49091

       Lawrence A. Franks (3)            114,474                 975            115,449                  4.04%
          609 E. Chicago Road
            Sturgis, MI 49091

              Donald L. Frost             21,206                 975             22,181                   .78%
           68592 Benham Beach
            Sturgis, MI 49091

            James A. Goethals             20,000                 975             20,975                   .73%
             25580 Waneta Way
            Sturgis, MI 49091

               Philip G. Ward             37,120                 975             38,095                  1.33%
             1000 S. Lakeview
            Sturgis, MI 49091

             Brian P. Hoggatt                  0               9,028              9,028                   .32%
            602 Cherry Street
           Sturgis, MI  49091

            Ronald W. Scheske                  0               4,278              4,278                   .15%
           1208 Parkside Cir.
            Sturgis, MI 49091


      ------------------------ ------------------ ------------------- ------------------ ----------------------
      All Directors, Officers
          and Nominees of the            422,650              47,698            470.348                 16.46%
           Company as a Group
                   (9 people)
     -------------------------------------------------------------------------------------
     (1)  Includes certain shares owned by spouses and children or as custodian or trustee, or over which shares the individual effectively exercises sole or shared voting and investment power.
     (2)  The 47,698 shares able to be acquired within 60 days upon exercise of stock options are deemed outstanding as of March 15, 2004. As a result, the percentages shown are based on the 2,809,535 shares outstanding as of March 15, 2004, plus 47,698 shares that the group has the right to acquire within 60 days pursuant to options granted by the Company.
     (3)  Lawrence A. Franks is a son of Newell A. Franks whom filed a Schedule 13G for his ownership of 197,200 shares of Common Stock of the Company.

PROPOSAL I -- ELECTION OF DIRECTORS

       The Board is divided into three classes with staggered terms, consisting of two directors in Class I, three directors in Class II and two directors in Class III. Each director holds office for a term of three years. The term of directors in Class I expires in 2004, Class II in 2005, and Class III in 2006. Class I directors are scheduled for election at the Meeting.

       The Nominating and Corporate Governance Committee of the Board of Directors is comprised of Directors Franks, Frost, Goethals and Ward, all of whom qualify as independent directors as defined by NASDAQ. The Nominating Committee of the Board of Directors has nominated for election Donald L. Frost and Philip G. Ward to the two available seats in Class I on the Board and to serve in those positions until 2007.

       If any nominee is unable to serve, shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

       The nominees for director receiving the highest number of "FOR" votes for the number of director positions open for election shall be elected to the Board of Directors. By way of example, if two director positions are open for election, the two director nominees with the most "FOR" votes will be elected as directors. Stockholders of record as of the close of business on March 15, 2004 are entitled to vote one vote for each share then held. As of the March 15, 2004 record date, the Company had 2,809,535 shares of common stock of which each share is entitled to one vote. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors nominated by the Board of Directors. Both non-votes and abstentions are counted in determining a quorum.

       The following table sets forth certain information with respect to current directors and nominees for director of the Company.

                                                                                                 Year Director's
                                                                     Year First Appointed or        Current Term
            Name            Age                       Position      Elected as a Director(1)             Expires
            ----            ---                       --------      ------------------------             -------

Raymond H. Dresser, Jr.      72                       Director                          1968                2005

Leonard L. Eishen            65                       Director                          1977                2005

Eric L. Eishen               37        Director, President and                          1999                2006
                                       Chief Executive Officer

Lawrence A. Franks           69                      Director,                          1996                2005
                                         Chairman of the Board

Donald L. Frost              57                       Director                          1995                2004

James A. Goethals            66                      Director,                          1972                2006
                                    Vice Chairman of the Board

Philip G. Ward               67                       Director                          1988                2004

(1) These dates reflect the date the respective director was first appointed or elected director of the Bank. Each director became a director of the Company on August 20, 2001.

       The Company is unaware of any arrangement or understanding between any director or nominee pursuant to which any director or nominee is to be selected as a director or nominee.

       The Board of Directors of the Company has determined that directors Lawrence Franks, Donald Frost, James Goethals, and Philip Ward are independent directors, and satisfy the NASDAQ standard for independence.

       The principal occupation and certain other information for each current director, executive officer and nominee for director of the Company are set forth below. Unless otherwise noted, all individuals have held the position described below for at least the past five years.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2007

       DONALD L. FROST is President of LTI Printing, Inc. He served on the Board of the Glen Oaks Community College Foundation and served as the Chairman of the Building Committee for the Doyle Community Center in 1994 to 1995. LTI Printing, Inc. is not a parent, subsidiary or other affiliate of the Company.

       PHILIP G. WARD is past President of Glen Oaks Community College. He is also a past President of the Michigan Association of Community Colleges and currently serves on the Sturgis Hospital Board (since 2000) and is a former member of the City of Sturgis Planning Board.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2005

       RAYMOND H. DRESSER, JR., is a principal stockholder of and serves as Chairman of the law firm of Dresser, Dresser, Haas & Caywood, P.C., which was founded in Sturgis in 1898. The firm has served as legal counsel to the Bank for many years. He is President and a director of the Economic Development Corporation of the City of

Sturgis and the Sturgis Improvement Association. Dresser, Dresser, Haas & Caywood, P.C. is not a parent, subsidiary or other affiliate of the Company.

       LEONARD L. EISHEN is the former President and Chief Executive Officer of the Company. He retired from Company in 2003. He was also the President of the Bank, the wholly owned subsidiary of the Company, since 1980 and Chief Executive Officer since 1976 until retiring in 2002. He is a past Chairman of the Michigan League of Community Banks. He is a former member of the board of directors of America's Community Bankers (1998-2002) and former Vice Chairman of District V
(1998) of the Michigan Chamber of Commerce. He is also a past Vice Chairman of the Federal Home Loan Bank of Indianapolis. President and Chief Executive Officer Eric L. Eishen is his son.

       LAWRENCE A. FRANKS is President of Burr Oak Tool and Gauge Company, Inc., Oak Products, Inc., and Chairman of the Board of Oak Japan. He is past Vice President of the Sturgis Improvement Association and the Economic Development Corporation of Sturgis. He is a Trustee (since 1984) and Chairman Emeritus of the Board (1999) of Tri-State University, Angola, Indiana. He is also a past Lieutenant Governor for Kiwanis International and a past President of the Kiwanis Club of Sturgis. Director Franks serves as the Chairman of the Board of the Company. Neither Burr Oak Tool and Gauge Company, Inc., Oak Products, Inc., nor Oak Japan is a parent, subsidiary or other affiliate of the Company.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL 2006

       ERIC L. EISHEN has been the President and Chief Executive Officer of the Company since May 1, 2003. He was appointed President and Chief Executive Officer of the Bank, a wholly owned subsidiary of the Company in 2002. He has been a full time employee of the Bank since 1987 and became Vice President of Administration in 1991, First Vice President Chief Administration Officer in 1995, First Vice President and Chief Administrative Officer in 1998, and Executive Vice President and Chief Operating Officer in 1999. He is a member of the Board of Directors of the Sturgis Public Schools Endowment Fund, past President of the Sturgis Area Chamber of Commerce (1997) and the Kiwanis Club of Sturgis (1999). He is the son of director Leonard L. Eishen.

       JAMES A. GOETHALS is past President of Sturgis Foundry Corporation. He is a past President of the Sturgis Chamber of Commerce and Sturgis United Fund. He is the President and a trustee of the Sturgis Area Community Foundation. He is the Chairman of the Board of the Bank. Sturgis Foundry Corporation is not a parent, subsidiary or other affiliate of the Company.

       In addition to Eric L. Eishen, the Company has two additional executive officers.

       BRIAN P. HOGGATT is the Chief Financial Officer, Secretary and Treasurer of the Company. He is 37 years old and has been with the Bank since 1988 where he was Controller from 1991 to 1994, became Vice President in 1993, Chief Financial Officer and Treasurer in 1994, and Corporate Secretary in 2002. He also became Chief Financial Officer, Secretary and Treasurer of the Company in 2002.

        RONALD W. SCHESKE is the Vice President of the Company. He is 48 years old and has been with the Bank as Vice President from 1997 to 2000, when he became First Vice President. He became Senior Vice President of the Bank in 2001 and Executive Vice President of the Bank in 2002. He also became Vice President of the Company in 2003.

Transactions with the Company
-----------------------------

       Mr. Raymond H. Dresser, Jr. is the majority stockholder in Dresser, Dresser, Haas & Caywood, P.C. and is also a Director of the Company. Dresser, Dresser, Haas & Caywood, P.C. acts as legal counsel to the Company and its subsidiaries. Dresser, Dresser, Haas & Caywood, P.C. was paid $188,590.24 by the Company and its subsidiaries in 2003 for legal fees and disbursements and $131,701 for legal fees and disbursements in 2002. John R. Dresser, the son of director Raymond H. Dresser, Jr., is also a stockholder in Dresser, Dresser, Haas & Caywood, P.C.

       The Bank, a wholly owned subsidiary of the Company, provides residential mortgage loans and other types of loans in the ordinary course of business. The Bank provides such residential mortgage loans and other types of loans to its directors, officers and employees in the ordinary course of business. The Bank has a policy that all loans to officers, principal stockholders, or directors of the Company must be on substantially the same terms as with any customer including terms of interest and collateral. The Bank has followed this policy in regard to these loans and it is the belief of the management of the Company that these loans neither involve more than the normal risk of collectability nor present other unfavorable features, and none of these loans is a nonaccrual, past due, restructured or potential problem loan. Neither the Company nor its subsidiaries have any loans to directors, officers, and employees other than in the ordinary course of its regularly conducted business activities as detailed above.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

       Directors, and certain officers and security holders during 2003 were required to file timely reports of their security holdings and transactions with the Securities and Exchange Commission. Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires each director and certain officers of the Company, and any person or entity that owns more than 10% of our common stock, to file with the Securities and Exchange Commission by a specified date certain reports of ownership and changes in ownership of our common stock. Shareholders who own more than 10% of our common stock are required to furnish the Company copies of all reports they file under Section 16(a). The Company prepares and files 16(a) reports on behalf of its officers and directors. A registrant is required to identify any of these individuals failing to timely file these reports. The directors and relevant officers timely filed the necessary Form 4 reporting of changes in beneficial ownership for 2003. No
Section 16(a) reports for 2003 were untimely filed.

Code of Ethics
--------------

       The Company has adopted a Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, as well as all directors, officers and employees of the Company. The Code of Ethics was adopted during calendar year 2003 and a copy is attached as an exhibit to the Company Form 10-K. To the extent the Company makes any amendments to or any waivers of any provision of the Code of Ethics, it will disclose such under Item 10 of Form 8-K.

Shareholder Communications
--------------------------

       The Board of Directors of the Company has a procedure whereby shareholders may send communications to the Board's attention. Any shareholder desiring to communicate with the Board, or one or more specific members of the Board, should communicate in a writing addressed to Bancorp, Inc., Board of Directors, c/o Secretary, 125 East Chicago Rd., Sturgis, Michigan 49091. The Secretary of the Company has been instructed to promptly forward all such communications to the specified addressees thereof.

The Board of Directors and Its Committees
-----------------------------------------

       The Board of Directors met 18 times (12 regular, one organizational, and five special) during the fiscal year ended December 31, 2003. No Director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served. The Company strongly encourages attendance of the Board of Directors at the Annual Meeting of shareholders. For last year's annual meeting, all directors attended except Director Franks.

       The Board of Directors has established various committees, including a standing Audit Committee, Executive Committee, Planning and Budget Committee and Nominating and Corporate Governance Committee. The Bank also has several committees, including and Audit Committee, Trust Audit Committee, Community Reinvestment Act Committee, Compensation Committee and Loan Committee.

       The Compensation Committee recommends the compensation to be allowed to officers and managers selected by the Board. The Compensation Committee was comprised of Directors Frost, Goethals, and Ward during the year ended December 31, 2003 and met three times during 2003. The Compensation Committee Charter is attached as Appendix A to this Proxy Statement.

       The Loan Committee of the Bank meets to review all commercial loans in excess of loan officer limits, which is over $500,000 up to $1 million aggregate for any one borrower. Any aggregate loan request, for any one borrower, over $1 million is presented to the full Board of the Bank. This Committee was comprised of Directors Dresser, Ward, L. Eishen and E. Eishen during the year ended December 31, 2003 and met four times during 2003.

       The Nominating and Corporate Governance Committee recommends to the total Board of Directors individuals for election to the Board based upon the individual's experience and qualifications. At the time of the recommendation of the nominees for election at the Annual Meeting scheduled for April 27, 2004, the Nominating Committee had not yet approved of a charter. Since the nominations, the Nominating Committee has adopted the Nominating and Corporate Governance Committee Charter that is attached to this Proxy Statement as Appendix B.

       Generally when nominating candidates for director, the Nominating and Corporate Governance Committee will not consider nominees recommended by Stockholders. Nominations for directors, however, may be made by Stockholders, but such nominations must be in writing and delivered to the Secretary of the Company at least sixty (60) days prior to the date of the Annual Meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Board of Directors and by Stockholders shall be provided for use at the Annual Meeting. If the Nominating Committee fails or refuses to name nominees at least seventy-five (75) days prior to the Annual Meeting, nominations for directors may be made at the Annual Meeting by any stockholders entitled to vote and shall be voted upon. Within the preceding year, neither the Board of Directors nor the Nominating Committee has rejected a board candidate recommended by a beneficial owner of more than 5% of the Company's Common Stock.

       As set forth in Nominating and Corporate Governance Charter, in identifying individuals qualified for nomination as directors, the Nominating Committee selects individuals who satisfy applicable Company governing documents, who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with other nominees to the board, in collectively serving the long-term interests of the shareholders. The Nominating Committee does not currently pay any third party a fee to assist in identifying and evaluating nominees for director.

       In addition to making recommendations to the full Board of Directors for nominees for directors, the Nominating and Corporate Governance Committee serves other functions. These functions include reviewing the Board of Directors' committee structure and making recommendations for committee members, to develop and recommend to the Board of Directors a set of corporate governance guidelines, to develop and recommend an annual self-evaluation process for the Board and its committees, and to review on an annual basis director compensation and benefits. For more detailed information, see the Nominating and Corporate Governance Committee Charter attached as Appendix B to this Proxy Statement.

       The Audit Committee selects the Company's independent public accountants and reviews major financial, accounting and internal auditing policies and the audit scope. This committee meets with the independent public accountants in connection with their annual audit. This Committee met 10 times during the year ended December 31, 2003. The Audit Committee was comprised of Directors Frost, Goethals, and Ward during the year ended December 31, 2003. The Board of Directors has determined that all members of the committee are independent directors, and satisfy the NASDAQ standard for independence for members of the Audit Committee. The Board of Directors of the Company has adopted a written charter for the Audit Committee. The Audit Committee Charter was revised during the year ended December 31, 2003 and the revised charter is attached as Appendix C to this Proxy Statement.

       The Board of Directors of the Company has determined that the Audit Committee does not currently have an audit committee financial expert serving on its Audit Committee. The Audit Committee does not have an "audit committee financial expert" as that term is defined in the SEC regulations, because the Board of Directors did not believe that any of the members of the Audit Committee met the qualifications of an "audit committee financial expert." However, the Board of Directors has determined that all of the members of the Audit Committee are able to read and understand fundamental financial statements within the meaning of the NASDAQ audit committee requirements and that at least one of its members has the financial sophistication required by NASDAQ. Our Board of Directors has determined that by satisfying the requirements of the NASDAQ listing standards with a member of the Audit Committee that has the requisite "financial sophistication" qualifications, the Audit Committee has the financial expertise necessary to fulfill the duties and the obligations of the Audit Committee. The Board of Directors has concluded that the appointment of an additional director to the Audit Committee is not necessary at this time.

       AUDIT COMMITTEE REPORT

       The following Audit Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

       The Audit Committee reports:

1. The Audit Committee has reviewed and discussed the audited financial statements with management.

2. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61(codification of statements on auditing standards, AU 380), as may be modified or supplemented.

3. The audit committee has received the written disclosures in the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence.

4. Based on the review and discussions referred to in paragraphs 1 through 3 of this section, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

                                                  AUDIT COMMITTEE
                                                  Donald L. Frost, Chairman
                                                  James A. Goethals
                                                  Philip G. Ward

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

        The following executive compensation information and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Ace of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this executive compensation information or the performance graph by reference therein.

        The following tables set forth certain information as to compensation received by certain executive officers during the periods indicated. These periods relate to compensation received from both the Bank and the Company.

                                          SUMMARY COMPENSATION TABLE

                                                           Annual Compensation             Long Term Compensation
                                                           -------------------             ----------------------
                                                        Salary and                         Securities
   Name and Principal Position         Year         Directors Fees ($)       Bonus ($)     Underlying Options(1)
--------------------------------------------------------------------------------------------------------------------
Leonard L. Eishen,(2)                  2003                $ 37,886              -                   $ 3,150
   President and CEO                   2002                 185,000           $10,000                      -
                                       2001                 174,000              -                         -

Eric L. Eishen,(2)                     2003               $175,983(1)         $20,000                      -
  Vice President                       2002                135,873(1)          18,000                      -
  President and CEO                    2001                120,679(1)          14,000                      -


Brian P. Hoggatt,                      2003               $117,292(1)         $16,000                      -
  CFO, Secretary/Treasurer             2002                 100,704            15,000                      -
                                       2001                  80,000            12,600                      -

Ronald W. Scheske,                     2003                $105,988           $14,500                      -
  Exec. Vice Pres. (Bank)              2002                  90,704            12,500                      -
                                       2001                  79,596             9,800                      -

(1) This figure includes the taxable value of the car allowance received by Mr. Eishen and Mr. Hoggatt.
(2) Leonard L. Eishen retired on April 30, 2003 and Eric L. Eishen became President and CEO of the Company on
    May 1, 2003.

                                          FISCAL YEAR-END OPTION VALUE TABLE

                                               Number of Securities Underlying      Value of Unexercised
                                                   Unexercised Options at          In-the-Money Options at
                                                      Fiscal Year-End                  Fiscal Year-End
                    Aggregate or      Value      --------------------------       --------------------------
Name                 Exercised      Realized     Exercisable  Unexercisable       Exercisable  Unexercisable
--------------      -----------     --------     -----------  -------------       ------------ -------------
Eric L. Eishen          -0-            -0-         13,514(1)       -0-              $14,013(2)       -0-
Brian P. Hoggatt        -0-            -0-          9,028          -0-                2,025          -0-
Ronald W. Scheske       -0-            -0-          4,278          -0-                  -0-          -0-

       (1) Includes 2,878 shares of unexercised options of spouse, Chandre Eishen.
       (2) Includes $3,114 of value of unexercised options of spouse, Chandre Eishen.

       The Board of Directors of the Bank entered into a three (3) one (1) year employment contracts with the Chief Executive Officer Eric L. Eishen, Chief Financial Officer Brian P. Hoggatt, and the Vice President Ronald W. Scheske, effective May 1, 2003. Mr. Eishen received an initial annual base salary of $175,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. Mr. Hoggatt received an initial annual base salary of $115,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. Mr. Scheske received an initial annual base salary of $105,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. The contracts for Mr. Eishen, Mr. Hoggatt and Mr. Scheske also provide, among other things, for participation in an equitable manner in employee benefits applicable to all employees of the Company. The Company may discharge Mr. Eishen, Mr. Hoggatt, and/or Mr. Scheske for cause at any time or upon the occurrence of certain events specified by State of Michigan Division of Financial Institutions of the Office of Financial and Insurance Services regulations. Upon termination of Mr.
E. Eishen's, Mr. Hoggatt's, and/or Mr. Scheske's employment by the Company for reasons other than cause or in the event of termination of employment by Mr. E. Eishen, Mr. Hoggatt or Mr. Scheske for good reason, Mr. E. Eishen, Mr. Hoggatt or Mr. Scheske will receive his base compensation (subject to IRS Code Sec. 280(G)) under the contract for an additional three (3) years if the termination follows a change of control. If this would have occurred in 2003, Mr. E. Eishen would have been entitled to receive a total of $525,000. If this would have occurred in 2003, Mr. Hoggatt would have been entitled to receive $345,000. If this would have occurred in 2003, Mr. Scheske would have been entitled to receive $315,000. The agreements provide the Bank with protection of its confidential business information and protection from competition by Mr. Eishen, Mr. Hoggatt and/or Mr. Scheske should employment terminate pursuant to specified conditions.

       On December 17, 2001, the Board of Directors of the Bank implemented a Supplemental Executive Retirement Program ("SERP") for the senior executives of the Bank. The SERP provides a supplemental retirement benefit equal to a percentage of compensation, based on the average of the highest five consecutive years of employment prior to retirement and based upon years of service with the Bank. The SERP benefit is paid for fifteen years after retirement. Normal retirement age under the SERP is sixty-five (65) years old and the employee must have one year of SERP participation to receive a retirement benefit. The SERP also contains provisions for early retirement, benefits to the employee's beneficiaries upon death, and disability provisions. The SERP is fully paid by the Bank and is financed through life insurance coverage on Bank officers that is owned and paid for by the Bank. The SERP is effective December 31, 2001. The SERP participants are Eric L. Eishen, Brian P. Hoggatt, Tracey L. Parker and Ronald W. Scheske.

Directors Compensation
----------------------

       As a result of the previously described reorganization, a portion of the historical discussion contained below relates the Company while it operated as Sturgis Bank & Trust Company and prior to the effective date of the reorganization (effective January 1, 2002). With respect to matters relating to January 1, 2002 and after, the discussion relates to the Company. As part of the reorganization, the stock options plans discussed below continue in full force and effect for the option to purchase shares of the Company.

       Except for Mr. E. Eishen, each Director of the Company currently receives $6,300 per year, $500 for each regular Board Meeting attended and $350 for each special Board Meeting attended for the year ended 2003. The Chairman of the Audit Committee received $375 for each Audit Committee meeting attended plus $100 per hour. Other members of the Audit Committee received $175 for each Audit Committee meeting attended plus $100 per hour. Members of the Planning and Budget Committee each received $300 for each meeting attended. Members of the various other committees who are not also Company employees received fees of $175 for each meeting attended. The Chairmen of the Company, Bank and Audit Committee each received an additional $3,300 per year.

       In 1995, the Stockholders adopted a stock option plan that allows all Directors, both employee and non-employee Directors, to participate ("Director Plan"). Pursuant to the Director Plan, 7,000 shares of authorized but unissued Common Stock were reserved for issuance to Directors upon exercise of options granted under the Director Plan. Under the Director Plan each Director was granted an annual option to purchase 200 shares of Common Stock at an exercise price to be determined as the closing price of the Common Stock reported on the OTC Bulletin Board on the day before grant. Each option for 200 shares was granted immediately after each of the four annual meetings of Stockholders, beginning with the 1995 Annual Meeting, to those individuals who remain Directors after the respective annual meeting or who are elected at the respective annual meeting. Pursuant to the plan, after the 1999 Annual Meeting, all remaining options (375 shares per Director at $10.50 per share) were allocated pro rata among the Directors.

       In 1995, options for 1,400 shares were granted under the Director Plan. Each director received an option for 200 shares at an exercise price of $14.50 per share. In 1996, options for 1,400 shares were granted under the Director Plan; each director received an option for 200 shares at an exercise price of $17.25 per share. In 1997, options for 1,600 shares were granted under the Director Plan; each director received an option for 200 shares at an exercise price of $27.25 per share. In 1998, options for 2400 shares were granted under the Director Plan; each director received an option for 300 shares at an exercise price of $31.75 per share. As of June 15, 1998, options to purchase 1,400 shares at $14.50 per share, 1,400 shares at $17.25 per share, 1,600 shares at $27.25 per share had been exercised under the Director Plan. The Director Plan provides that options granted to Directors vest on the date of grant. There remain 6,825 shares subject to purchase and issuance.

       In 1999, the Stockholders of the Company approved an amendment to the Director Plan to adjust for the two-for-one stock split which occurred on June 15, 1998. The Director Plan amendment changed the exercise price per share for options granted on April 28, 1998 from $31.75 to $15.88. The number of shares to be issued upon the exercise of then currently outstanding options yet to be granted was changed from 300 to 600 shares.

       The purpose of the Director Plan was to increase the incentives and attract and encourage the continued service of Directors of the Company by facilitating the purchase of the Company's shares. The Director Plan authorizes the grant of Non-Qualified Stock Options (options that subject the option holder to Federal Income Tax in the amount by which the market price of the stock at the time of exercise exceeds the exercise price and the Company will receive a deduction in the same amount at the time of exercise, pursuant to the Internal Revenue Code of 1986). The Board of Directors has limited discretion in the administration of the Director Plan so that they can remain "disinterested" persons as that term is used in Securities and Exchange Commission Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, in relation to the plan.

       Options under the Director Plan are only exercisable within 10 years and one day from the date of grant, unless the individual ceases being a Director prior to that time. In that event, if the individual ceases being a Director for reasons other than death or disability, the option is exercisable only within 30 days of cessation of Director status; if the individual's status as a Director terminates because of death or disability, the option will only be exercisable within 90 days from the date of such cessation of Director status.

       The Board, without further action on the part of the Stockholders of the Company, may from time to time alter, amend, or suspend the Director Plan or any stock option granted thereunder or may at any time terminate the Director Plan, except that, unless approved by a majority of the Stockholders represented at an Annual Meeting or Special Meeting held in accordance with the Company's By-Laws, the Board of Directors may not, (i) change the total number of shares of Common Stock available for grant under the Director Plan; (ii) extend the duration of the Director Plan; (iii) increase the maximum term of stock options; or (iv) change the exercise option price of the stock options under the Director Plan. No action taken by the Board of Directors as outlined above may materially and adversely affect any outstanding stock option without the consent of the holder thereof. In any case, the Board of Directors may not amend the Director Plan more than once every six months, other than to comport with the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

PROPOSAL II -- RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2004

       The Board of Directors recommends the engagement of Plante & Moran, PLLC, as independent public accountants, to be its independent public accountants for the 2004 fiscal year, subject to ratification by the Company's Stockholders. A representative of Plante & Moran, PLLC, is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

       The Board of Director's selection of the Plante & Moran, PLLC accounting firm for the Company, occurred after solicitation and receipt of bids from qualified accounting firms in 2002 to provide services through 2005. Plante & Moran, PLLC submitted the most favorable plan to conduct the Company's independent accounting reports. Plante & Moran, PLLC has been the Company's independent public accountings since 2000.

       The appointment of the independent public accountants must be approved by a majority of the votes cast by the Stockholders of the Company at the Meeting where a quorum is present. The Board of Directors recommends that Stockholders vote "FOR" the approval of the appointment of Plante & Moran, PLLC, as the Company's independent public accountants. Where no instructions are indicated, proxies will be voted "FOR" the approval of the appointment of Plante & Moran, PLLC. Any abstentions on the vote for the approval of Plante & Moran, PLLC, as the Company's independent public accountants, will be treated as a no vote. Such abstentions, however, will be counted toward determining a quorum, as will any proxies not containing instructions.

Principal Accounting Firm Fees
------------------------------

       The discussion contained below relates the Company and its wholly owned subsidiaries.

AUDIT FEES

       Audit fees billed to the Company by Plante & Moran, PLLC for review of the Company's annual financial statements for 2003 and the financial statements included in the Company's quarterly reports on Form 10-Q for 2003 totaled $56,300. Audit fees billed to the Company by Plante & Moran, PLLC for review of the Company's annual financial statements for 2002 and the financial statements included in the Company's quarterly reports on Form 10-Q for 2002 totaled $46,070.

AUDIT-RELATED FEES

       The total fees billed in 2003 for assurance and related services by the principal accountant that reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Audit Fees are $7,250. The services comprising these fees for 2003 include assistance with post-retirement health plan accounting, low income housing partnership accounting, and reporting on the allowance for loan losses. The total fees billed in 2002 for assurance and related services by the principal accountant that re reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Audit Fees are $41,500 The services comprising these fees for 2002 include agreed-upon procedures for internal audit

TAX FEES

       The total tax fees billed in 2003 by the principal accountant were $9,560. The services comprising these fees for 2003 include tax returns, compliance and advice. The total tax fees billed in 2002 by the principal accountant were $9,935. The services comprising these fees for 2002 include tax returns, compliance and advice.

ALL OTHER FEES

       Fees billed to the Company by Plante & Moran, PLLC for all other services not previously disclosed above to the Company during 2003 totaled $5,850. Fees billed to the Company by Plante & Moran, PLLC for all other services not previously disclosed above to the Company during 2002 totaled $30,970. The Audit Committee considered and confirmed that the provision of these non-audit services was compatible with maintaining the independence of Plante & Moran, PLLC as the Company's independent auditors for the year 2003 audit.

       The Audit Committee's policy and procedure is to pre-approve all audit and non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee regularly monitors the services provided by the independent auditors for both audit and non-audit services. For the year ending 2003, the Audit Committee pre-approved 100% of the services for audit fees described above.

                                  OTHER MATTERS

       The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that Proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the Proxies.

                                  MISCELLANEOUS

       The solicitation of proxies is being made by the Company. The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, regular employees of the Company, and its agent, may solicit proxies personally or by telegraph, telephone or other means without additional compensation.

       The Company's Annual Report to Stockholders has been mailed to all Stockholders of record who owned Company stock at the close of business on March 15, 2004. Any Stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                             STOCKHOLDERS' PROPOSALS

       In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any Stockholder's proposal to take action at such Meeting must be received at the Company's home office, at 125 East Chicago Road, Sturgis, Michigan 49091, no later than November 26, 2004. This deadline is calculated in accordance with SEC Rule 14a-8(e) (Question 5) which states that any such proposal must be received at the Company's principal executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. Any such proposal shall be subject to the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.

       If a shareholder proposal is not presented to the Company by February 9, 2005, SEC Rule 14a-4(c)(1) provides that the Company may use discretionary authority to vote on the matter.

       Also the Company has discretionary authority under its By-laws whether or not to call a vote on any matter, without discussion in the Proxy Statement, on any stockholder proposal for which it has notice, in writing, 5 days before the Annual Meeting. A shareholder may obtain a copy of the Company's By-laws by sending a request to Sturgis Bancorp, Inc., 125 E. Chicago Road, P.O. Box 600, Sturgis, Michigan 49091.

                                PERFORMANCE GRAPH

       The following graph illustrates the value of a $10,000 investment in the Company's stock (symbol STBI) on December 31, 1998 for each of the subsequent five years, compared to a similar investment in the FRB Small Cap Financial Fund (symbol FRBSX) and the NASDAQ Composite. FBRSX is a professionally managed, public mutual fund that invests almost exclusively in small banks and thrifts with a goal of capital appreciation. The fund's investment emphasis is on those companies engaged in investing in real estate, usually through mortgages or other consumer-related loans. It typically invests at least 65% of assets in securities of companies with market capitalizations of less than $750 million; it is expected that the fund will focus on companies with market capitalizations below $200 million. The fund may, however, invest a portion of assets in larger-capitalization issuers as well.





                              [PERFORMANCE GRAPH]

                                    EXHIBITS

       Set forth below under the heading "Appendices" is a list of exhibits included as part of this Proxy.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        Brian P. Hoggatt
                                        Secretary

Sturgis, Michigan
March 26, 2004


                                    FORM 10-K

THE BANK HAS DESIGNATED THE FORM 10-K OF THE COMPANY AS ITS ANNUAL DISCLOSURE STATEMENT UNDER 12 CFR PART 350. A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE UNITED STATES SECURITIES EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STURGIS BANCORP, INC., 125 EAST CHICAGO ROAD, P.O. BOX 600, STURGIS, MICHIGAN 49091. PHONE (269) 651-9345. THIS FORM 10-K IS ALSO AVAILABLE FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION EDGAR SYSTEM AT WWW.SEC.GOV.

The Bank also maintains a website at WWW.STURGISBANK.COM. On this site, a link is provided to the SEC's website that provides all filings of the Company. In this way, the Company makes available reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, securities transaction reports on Form 3, Form 4, and Form 5, and certain other reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after it electronically files such material with, or furnishes it to, the Securities and Exchange Commission.


                                   APPENDICES

Appendix A    Sturgis Bancorp, Inc. Compensation Committee Charter

Appendix B    Sturgis Bancorp, Inc. Nominating and Corporate Governance
              Committee Charter

Appendix C    Sturgis Bancorp, Inc. Audit Committee Charter

                                   APPENDIX A

                              STURGIS BANCORP, INC.

                             COMPENSATION COMMITTEE

The Compensation Committee of the board of directors of Sturgis Bancorp, Inc. (the "Company") shall consist of a minimum of three directors. Members of the committee shall be appointed by the board of directors upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the board of directors in its discretion. All members of the committee shall be independent directors, and shall satisfy the NASDAQ standard for independence for members of the Audit Committee.


The purpose of the committee shall be to carry out the board of directors' overall responsibility relating to executive compensation.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1. To review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer. The committee shall evaluate at least once a year the chief executive officer's performance in light of these established goals and objectives and based upon these evaluations shall set the chief executive officer's annual compensation, including salary, bonus, incentive and equity compensation.

2. To review and approve on an annual basis the evaluation process and compensation structure for the Company's officers. The committee shall evaluate the performance of the Company's senior executive officers and shall approve the annual compensation, including salary, bonus, incentive and equity compensation, for such senior executive officers. The committee shall also provide oversight of management's decisions concerning the performance and compensation of other company officers.

3. To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the board as needed. The committee shall also make recommendations to the board of directors with respect to the administration of such plans.

4. To maintain regular contact with the leadership of the Company relating to committee issues.

5. To approve such documents necessary concerning annual executive compensation for the Company's proxy statement.

The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion. The committee shall have authority to consult such compensation consultants, outside counsel and other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its actions and any recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                                   APPENDIX B

                              STURGIS BANCORP, INC.

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

The Nominating and Corporate Governance Committee of the board of directors of Sturgis Bancorp, Inc. (the "Company") shall consist of a minimum of three directors. These should include the chairs of the Audit Committee and the Compensation Committee. Members of the committee shall be appointed and may be removed by the board of directors. All members of the committee shall be independent directors, and shall satisfy the NASDAQ standard for independence for members of the Audit Committee.

The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness, and in developing and implementing the Company's corporate governance guidelines.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1. To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval at the annual meeting. The committee shall select individuals as director nominees who satisfy applicable Company governing documents, who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders.

2. To review the board of directors' committee structure and to recommend to the board for its approval directors to serve as members of each committee. The committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

3. To develop and recommend to the board of directors for its approval a set of corporate governance guidelines. The committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

4. To develop and recommend to the board of directors for its approval an annual self-evaluation process of the board and its committees. The committee shall oversee the annual self-evaluations.

5. To review on an annual basis director compensation and benefits.

The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

The committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to consult outside counsel and any other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its actions and recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee. The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

                                   APPENDIX C

                              STURGIS BANCORP, INC.
                                 (THE "COMPANY")

CHARTER


AUDIT COMMITTEE

The Audit Committee is a committee of the Board of Directors.


PURPOSE & COMPOSITION

This charter details the composition, roles and responsibilities of the Audit Committee. The Board of Directors shall appoint at least three directors who are independent of the Company's Management and have no relationships that could interfere with their independence and execution of the Committee's responsibilities to the Board of Directors. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the Board of Directors.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by Management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and Management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not

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the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the independent auditor, or to assure compliance with laws and regulations and the Company's Code of Conduct.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

PROCESSES

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

The Committee shall have a clear understanding with Management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors. The Committee shall discuss with the auditors their independence from Management and the Company shall consider the compatibility of non-audit services with the auditors' independence. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with Management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs, including the Company's Code of Conduct. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without Management present, to discuss the results of their examinations and will provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee.

The Committee shall review the interim financial statements with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also,

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the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire committee for the purposes of this review.

The committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee has established procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.


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